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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 29, 1999
                Date of Report (Date of earliest event reported)

                     QWEST COMMUNICATIONS INTERNATIONAL INC.

             (Exact name of registrant as specified in its charter)

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           Delaware                000-22609                  84-1339282
(State of other jurisdiction      (Commission               (IRS employer
      of incorporation)            file no.)             identification no.)

                700 Qwest Tower
            555 Seventeenth Street
               Denver, Colorado                                 80202
   (Address of principal executive offices)                  (Zip code)


                                 (303) 291-1400
                         Registrant's telephone number,
                               including area code

                                 Not applicable
             (Former name or address, if changed since last report)


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Item 5.  Other Events.

     On June 27, 1999, Qwest Communications International Inc., a Delaware corporation ("Qwest"), issued a press release in connection with a letter it delivered on June 25, 1999, to Mr. Solomon D. Trujillo, Chairman, President and Chief Executive Officer of U S WEST, Inc., a Delaware corporation ("U S WEST"). A copy of the Qwest press release, dated June 27, 1999, which includes the letter delivered to Mr. Trujillo, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This Current Report on Form 8-K may contain forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest with the SEC, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, dependence on new product development, rapid technological and market change, failure to complete the network on schedule and on budget, financial risk management and future growth subject to risks, Qwest's ability to achieve Year 2000 compliance, and adverse changes in the regulatory or legislative environment. This release and the attachments include analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. In addition, certain statements regarding synergies and other projections and information contained in this release and the attachments are based on publicly available information regarding U S WEST and Frontier. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or such publicly available information or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1 -- Press release of the Registrant, dated June 27, 1999.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      QWEST COMMUNICATIONS
                                           INTERNATIONAL INC.

                                      By:  /s/ Robert S. Woodruff
                                           -----------------------------------
                                           Name:  Robert S. Woodruff
                                           Title: Executive Vice President -
                                                    Finance and Chief Financial
                                                    Officer

June 29, 1999

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                                  EXHIBIT INDEX

Exhibit 99.1 -- Press release of the Registrant, dated June 27, 1999.



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